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                                                                   Exhibit 10(t)


                                 AMENDMENT NO. 1
                                       TO
               THE LINCOLN ELECTRIC COMPANY EXECUTIVE BENEFIT PLAN


       The Lincoln Electric Company (the "Company") hereby amends The Lincoln Electric Company Executive Benefit Plan (the "Plan") pursuant to Section 6.1 thereof, as follows:

       1. Section 3.1 of the Plan is hereby amended by adding thereto the following:

              For purposes of the Plan, the term "involuntary Termination of Employment" shall include an event described in Section 3(b) of the Severance Agreement, if any, entered into between a Participant and Lincoln Electric Holdings. Inc., the parent of the Company.

       2.     Section 3.3 of the Plan is hereby amended to read as follows:

              3.3. ACCOUNT BALANCE. The Administrator may, from time to time, provide a Participant with a statement setting forth the balance of his or her Participant's Account as of a given date.

       IN WITNESS WHEREOF, the Company, by its Compensation Committee, has signed this Amendment No. 1, effective as of the 1st day of January, 2002.

                                          THE LINCOLN ELECTRIC COMPANY
                                          Compensation Committee

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